UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 16, 2009

(Date of earliest event reported)

1st Pacific Bancorp

(Exact name of registrant as specified in its charter)

California	001-33890	20-5738252
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

9333 Genesee, Suite 300

San Diego, California 92121

(Address of principal executive offices, Zip Code)

(858) 875-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

On July 16, 2009, 1st Pacific Bancorp (“1st Pacific Bancorp”) and its wholly-owned subsidiary, 1st Pacific Bank of California (“1st Pacific Bank”), entered into an Agreement and Plan of Merger (the “Agreement”) with FB Bancorp and First Business Bank, National Association (“First Business Bank”), pursuant to which, through a series of mergers, each outstanding share of 1st Pacific Bancorp’s common stock will be converted into the right to receive (i) $1.40 in cash, and (ii) a percentage of the potential recoveries of certain charged-off loans and a lawsuit (which total amount will not exceed $4,000,000), and First Business Bank’s shareholders will become the shareholders of 1st Pacific Bancorp.  The Agreement also contemplates the merger of First Business Bank with and into 1st Pacific Bank, with 1st Pacific Bank as the surviving bank.

As a result of the transactions contemplated by the Agreement, the six directors of First Business Bank will become the directors of the new 1st Pacific Bancorp and the new 1st Pacific Bank, with two members of 1st Pacific Bancorp’s existing Board of Directors expected to join the new Board of Directors, expanding the total number of directors to eight.  Consummation of the transactions contemplated by the Agreement is subject to several conditions, including receipt of applicable regulatory approvals and approval by the shareholders of 1st Pacific Bancorp, FB Bancorp and First Business Bank.

In connection with the Agreement, 1st Pacific Bancorp and 1st Pacific Bank entered into a Shareholder Agreement dated July 16, 2009, with Ernest Auerbach, the principal shareholder of First Business Bank and FB Bancorp, pursuant to which, among other things, Mr. Auerbach will vote his shares in favor of the transactions contemplated by the Agreement.  1st Pacific Bancorp and 1st Pacific Bank also entered into a Directors Agreement dated July 16, 2009, with each of First Business Bank’s director-shareholders, and First Business Bank entered into a Voting Agreement dated July 16, 2009, with each of 1st Pacific Bancorp’s director-shareholders, pursuant to which, among other things, each such director-shareholder will (i) vote his or her shares in favor of the transactions contemplated by the Agreement, and (ii) recommend that their respective company’s shareholders approve the Agreement and the transactions contemplated thereby.

Also in connection with the Agreement, 1st Pacific Bancorp and 1st Pacific Bank entered into a Termination of Employment Agreement dated July 16, 2009, with each of Richard H. Revier and James H. Burgess, the Chief Credit Officer and Chief Financial Officer of 1st Pacific Bancorp, respectively.  The Termination of Employment Agreements will become effective at the effective time of the merger whereby the shareholders of FB Bancorp become the shareholders of 1st Pacific Bancorp, one of the mergers contemplated in the Agreement.  Pursuant to the applicable Termination of Employment Agreement, among other things, (i) the employment and employment agreement of each such employee will terminate, (ii) the employee will become entitled to his “Change of Control Severance Benefits”, as defined in his employment agreement and subject to certain conditions in his respective employment agreement and Termination of Employment Agreement, and (iii) the employee will release all related claims against 1st Pacific Bancorp and 1st Pacific Bank.  Mr. Revier’s employment agreement is included as Exhibit 10.1 to 1st Pacific Bancorp’s Current Report on Form 8-K filed on December 28, 2007, and incorporated herein by reference.  Mr. Burgess’ employment agreement is included as Exhibit 10.1 to 1st Pacific Bancorp’s Current Report on Form 8-K filed on January 12, 2009, and incorporated herein by reference.

The descriptions of the Agreement, the Shareholder Agreement, the Directors Agreements, the Voting Agreements and the Termination of Employment Agreements herein are only a summary and are qualified in their entirety by the full text of such documents, which are filed as exhibits hereto and are incorporated by reference herein.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in Item 1.01 regarding the Termination of Employment Agreements is hereby incorporated into this Item 5.02 by reference.

Item 8.01          Other Events.

On July 16, 2009, 1st Pacific Bancorp and First Business Bank, National Association, issued  a joint press release announcing their entry into the Agreement and describing the transactions contemplated thereby (“Press Release”).

Also on July 16, 2009, 1st Pacific Bancorp and First Business Bank sent question and answer information sheets with additional information about the proposed transactions (“Information Q&A”) to employees of 1st Pacific Bank and First Business Bank.

In the near future, 1st Pacific Bank intends to send a letter to its customers (“Customer Letter”), a form of which is filed herewith as an exhibit, and 1st Pacific Bancorp intends to send a letter to its shareholders (“Shareholder Letter”), a form of which is filed herewith as an exhibit, regarding the proposed transaction.

The descriptions herein of the (i) Press Release, (ii) Customer Letter, (iii) Shareholder Letter, and (iv) Information Q&A, are only a summary and are qualified in their entirety by the full text of such documents, which are filed as exhibits hereto and are incorporated by reference herein.

Additional Information and Where to Find it

1st Pacific Bancorp, FB Bancorp and First Business Bank, National Association, intend to file and furnish to their respective shareholders a joint proxy statement/prospectus concerning the mergers contemplated in the Agreement. Shareholders of 1st Pacific Bancorp, FB Bancorp and First Business Bank, National Association, are advised to read the joint proxy statement/prospectus when it is finalized and distributed because it will contain important information. Shareholders of  1st Pacific Bancorp, FB Bancorp and First Business Bank, National Association, will be able to obtain a copy of the joint proxy statement/prospectus and other relevant documents filed with the SEC free-of-charge from the SEC’s web site at www.sec.gov or by directing a request by mail to the following:

If a shareholder of 1st Pacific Bancorp:	Corporate Secretary
1st Pacific Bancorp
9333 Genesee Avenue, Suite 300
San Diego, California 92121

If a shareholder of FB Bancorp or First Business Bank, National Association:
Corporate Secretary
First Business Bank, National Association
12265 El Camino Real, Suite 100
San Diego, CA 92130

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits.

10.1                         Agreement and Plan of Merger dated July 16, 2009, by and among, FB Bancorp, First Business Bank, National Association, 1st Pacific Bancorp,  and 1st Pacific Bank of California

10.2                         Form of Shareholder Agreement dated July 16, 2009, by and between 1st Pacific Bancorp and 1st Pacific Bank of California on the one hand, and Ernest Auerbach

10.3                         Form of Directors Agreement, each dated July 16, 2009, by and between 1st Pacific Bancorp and 1st Pacific Bank of California on the one hand, and each of the following individuals:

(a)           Thomas H. Blair, Jr.

(b)           William V. Ehlen

(c)           John Farkash

(d)           Lester Machado

(e)           John F. McGrath

(f)            Nathan L. Rogge

10.4                         Form of Voting Agreement, each dated July 16, 2009, by and between First Business Bank, National Association and each of the following individuals:

(a)           Ronald J. Carlson

(b)           Christopher S. McKellar

(c)           James G. Knight, M.D.

(d)           Susan Lew

(e)           Albert Colucci

(f)            Albert Logan

(g)           Robert Cange

10.5                         Form of Termination of Employment Agreement dated July 16, 2009, by and between 1st Pacific Bancorp and 1st Pacific Bank of California on the one hand, and each of the following individuals:

(a)           Richard H. Revier

(b)           James H. Burgess

99.1                         Press Release

99.2                         Information Q&A

99.3                         Customer Letter

99.4                         Shareholder Letter

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits hereto, contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward-looking statements include, but are not limited to, the effect of interest rate and currency exchange fluctuations; competition in the financial services market for both deposits and loans; the ability to efficiently incorporate acquisitions into current operations; the ability of the two institutions to increase their customer bases; the effect of regulatory and legislative action; regional and general economic conditions; and certain assumptions upon which such forward-looking statements are based. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in 1st Pacific Bancorp’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. 1st Pacific Bancorp assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st Pacific Bancorp

Date: July 17, 2009	By:	/s/ James H. Burgess
James H. Burgess
Executive Vice President
Chief Financial Officer
Principal Accounting Officer